Electronically Filed
07/06/2022 7:10 PM
CLERK OF THE COURT

Michael R. Mushkin, Esq.
Nevada Bar No. 2421
L. Joe Coppedge, Esq.
Nevada Bar No. 4954
MUSHKIN & COPPEDGE
6070 S. Eastern Avenue, Suite 270
Las Vegas, NV 89119
Telephone: 702-454-3333
Facsimile: 702-386-4979
michael@mccnvlaw.com
jcoppedge@mccnvlaw.com

Attorneys for George Sharp

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of STRATOS RENEWABLES CORPORATION., a Nevada Corporation, [Nevada Entity No. C26225-2004]	Case No. A-21-835772-B Dept. No.: 13

ORDER GRANTING MOTION TO CANCEL SHARES OF STRATOS STOCK ON AN ORDER SHORTENING TIME

The Motion to Cancel Shares of Stratos Stock on an Order Shortening Time, having come before the Honorable Mark Denton on July 5, 2022 with the Custodian, George Sharp ("Sharp") appearing by and through his counsel, L. Joe Coppedge of the law firm of Mushkin & Coppedge, and the Court, having reviewed and considered the record, the points and authorities on file, and the argument of counsel, and good cause appearing, finds and orders as follows:

1. Sharp was appointed as Custodian of Stratos Renewables Corporation ("Stratos") on June 15, 2021 to reinstate and rehabilitate the corporation pursuant to NRS 78.347(1)(b).

2. Following his appointment, Sharp reviewed Stratos' detailed list shareholders.

3. After a diligent search and audit of the records, Sharp observed that eighty-nine (89) purported shareholders held restricted shares of stock totaling 219,673,603 shares for which Sharp could not find any record of any value received by Stratos for the issuance of these shares of stock.

4. As a result, Sharp caused letters to be written to the shareholders holding restricted shares of Stratos stock requesting that such shareholders provide proof of the amount they paid for the shares of Stratos common stock purportedly held by them, and that if such shareholder failed to provide proof, then the Custodian would file a motion to cancel the shares of Stratos common stock purportedly held by each such shareholder.

5. The Custodian received one letter in response to the letters directed to the purported shareholders of Stratos, and none of the purported shareholders provided proof of the amount they paid for the shares of Stratos common stock purportedly held by them.

WHEREFORE, based on the foregoing findings, the Court concludes as a matter of matter of law that there is no evidence to support the issuance of the Stratos common stock registered to the purported shareholders on the List of Shareholders Holding Restricted Shares of Stratos Common Stock attached hereto Exhibit 1.

IT IS THEREFORE ORDERED, ADJUDGED AND DECREED that the Motion to Cancel Shares of Stratos Stock on an Order Shortening Time is hereby GRANTED.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the 219,673,603 shares of Stratos common stock registered to the shareholders on the List of Shareholders Holding Restricted Shares of Stratos Common Stock attached hereto Exhibit 1 are hereby cancelled.

Dated this 6th day of July, 2022

ABG

E09 A28 DF77 E32D
Mark R. Denton
District Court Judge

Respectfully Submitted:
MUSHKIN & COPPEDGE

/s/L. Joe Coppedge
MICHAEL R. MUSHKIN, ESQ.
Nevada Bar No. 2421
L. JOE COPPEDGE, ESQ.
Nevada Bar No. 4954
6070 South Eastern Ave Ste 270
Las Vegas, NV 89119
Attorneys for George Sharp

List of Shareholders Holding Restricted Shares of Stratos Common Stock

EXHIBIT 1

Creditor		Certificate #	Shares:
12BF Biodiesal Limited		2222	27,685,772
		2267	63,240,120
	Total:		**90,925,892**
BlueDay Limited		2058	600,000
		2087	750,000
		2187	82,352
		2195	41,176
		2266	48,189,333
	Total:		**49,662,861**
Blue Day SC Ventures		2218	27,900,386
	Total:		**27,900,386**
SGM Capital LLC		1104	3,018,018
		2081	2,000,000
		2082	1,750,000
	Total:		**6,768,018**
Fast Track Investments LLC		2083	1,250,000
		2090	250,000
		2096	250,000
		2248	2,000,000
		2249	1,216,216
		2250	142,134
	Total:		**5,108,350**
Carlos Antonio Salas		1103	5,000,000
	Total:		**5,000,000**
Susana De La Puente		2251	2,500,000
		2255	718,971
	Total:		**3,218,971**
Eduardo Aza		1092	3,018,018
	Total:		**3,018,018**
Stellar Industries		2059	983,333
		2252	2,000,000
	Total:		**2,983,333**

Harbor Ridge Capital LLC		2063	1,500,000
	Total:		**1,500,000**

Salem Dasmal		2066	500,000
		2098	1,500,000
	Total		**2,000,000**

Tapirdo Enterprises LLC		2171	500,000
		2172	273,972
	Total:		**773,972**

Steve Norris		2084	1,250,000
		2091	250,000
	Total:		**1,500,000**

Bryan Fiedler		2035	725,000
		2166	714,285
	Total:		**1,439,285**

Sanjay Pai		2085	300,000
		2092	200,000
		2253	718,971
	Total:		**1,218,971**

MBA Holdings LLC		2088	300,000
		2256	718,971
	Total:		**1,018,971**

Nightingale Capital LLC		2053	679,643
		2068	300,000
	Total:		**979,643**

Brandon Trust		2060	902,917
	Total:		**902,917**

M A Green LLC		2115	829,081
	Total:		**829,081**

Stephen Norris		2254	718,971
	Total:		**718,971**

Luis Goyzueta		1085	714,074
	Total:		**714,074**
Marc Aron		2133	700,000
	Total:		**700,000**
Leonard Brooks		2219	413,635
		2247	118,181
		2263	118,181
	Total:		**649,997**
Julio Cesar Alonso		2224	540,541
	Total:		**540,541**
Luis Francisco De Las Casas		1094	540,541
	Total:		**540,541**
Steven Norris		2095	500,000
	Total:		**500,000**
Susana De La Puenta		2094	500,000
	Total:		**500,000**
Richardson & Patel LLP		2226	500,000
	Total:		**500,000**
Mayer Aron c/o SG Hambros Bank (Channel Islands) LT		2049	215,089
		2072	150,000
		2120	99,489
	Total:		**464,578**
Aris Visions Institute of CA, a Medical Group Inc		2038	428,571
	Total:		**428,571**
Daniel S Berns		2189	5,882
		2200	5,882
		2203	400,000
		2207	5,882
	Total:		**417,646**

FG Investment Partners		2204	350,000
	Total:		**350,000**

Jeffrey Dash		2051	71,696
		2069	250,000
	Total:		**321,696**

Jared Kaban		2023	300,231
	Total:		**300,231**

Yovana Da Giau		1096	270,270
	Total:		**270,270**

Antonio Vasques		1106	270,270
	Total:		**270,270**

Jay Tannon		2097	250,000
	Total:		**250,000**

Loeb & Loeb c/o David Ficksman		2118	239,488
	Total:		**239,488**

Mehrdad Monsef		2039	185,714
		2109	50,391
	Total:		**236,105**

Wilshire Investments		2006	229,359
	Total:		**229,359**

Conzalo Campons		1093	225,225
	Total		**225,225**

Kamyar Assil		2037	220,000
	Total:		**220,000**

David Clifton		2070	200,000
	Total:		**200,000**

Berkeley Consulting Group LLC		2089	200,000
	Total:		**200,000**

Marketbyte LLC		2153	200,000
	Total:		**200,000**
TGR Group LLC		2154	200,000
	Total:		**200,000**
Glovalvest Partners Inc		2197	183,902
	Total:		**183,902**
Shahdad Einalhory		2040	142,857
		2108	38,763
	Total:		**181,620**
Kamran Younesi		2041	142,857
		2107	38,763
	Total:		**181,620**
Alon Zakaim		2050	71,696
		2076	50,000
		2113	33,163
	Total:		**154,859**
Nia Chloe Enterprises		2007	152,906
	Total:		**152,906**
Sam Naficy		2071	150,000
	Total:		**150,000**
Amir Avraham Rimon		1089	142,724
	Total:		**142,724**
Kaman Ventures LLC		2061	106,445
	Total:		**106,445**
Neptune Media LLC		2155	100,000
	Total:		**100,000**
Koman Ventures		2018	100,000
	Total:		**100,000**

Assil Revocable Family Trust		2034	71,428
		2099	19,958
	Total:		**91,386**
Piege Company		2112	27,731
		2186	52,941
	Total:		**80,672**
Roger Ballentine		1086	71,428
	Total:		**71,428**
I, Robot Holdings LTD		2188	41,176
		2196	20,588
	Total:		**61,764**
Arc Invesment Partners LLC		2178	60,000
	Total:		**60,000**
Kamyar & Carol Assil		2111	59,695
	Total:		**59,695**
Leenan LLC		2052	56,784
	Total:		**56,784**
Pacific Shores Invesments		2157	50,000
	Total:		**50,000**
Global Emerging Markets		2073	50,000
	Total:		**50,000**
Jacinto Laso		2074	40,000
	Total:		40,000
Newport Capital Asset Management Group		2273	38,717
	Total:		**38,717**
Lenka Solcova		2028	38,360
	Total:		**38,360**
Monster Finance Inc		2198	36,780
	Total:		**36,780**

Edward Sugar		2185	11,764
		2202	11,764
		2209	11,764
	Total:		**35,292**
Katharine Alade		2075	35,000
	Total:		**35,000**
Jeff Seabold		2013	31,481
	Total:		**31,481**
Randall Oser		2056	28,679
	Total:		**28,679**
Kelly Wayne Grebinsky		2042	20,000
	Total:		**20,000**
Mengjiao Jiang		2173	20,000
	Total:		**20,000**
Alberto Pinto		2093	18,018
	Total:		**18,018**
Bertram M & Barbara C Berns c/o Berns Properties		2190	5,882
		2201	5,882
		2208	5,882
	Total:		**17,646**
Michael Rosenblum		2191	11,764
		2199	5,882
	Total:		**17,646**
Sugarman Enterprises Inc		2012	15,740
	Total:		**15,740**
Rebecca Holzman		2175	15,000
	Total:		**15,000**
Chen Zhaowei		2174	15,000
	Total:		**15,000**

Nicholas Edward Myers Rodger		2033	14,271
	Total:		**14,271**

Mina Maghami		2114	13,265
	Total:		**13,265**

Jules Seaman		2030	11,407
	Total:		**11,407**

Martin Key		2176	10,000
	Total:		**10,000**

Chris Aspros		2032	9,985
	Total:		**9,985**

Joyce La Cuthbertson		2031	9,978
	Total:		**9,978**

Michael Gardner c/o Jimmy Lustig		2177	5,000
	Total:		**5,000**

Asset United		2272	4,301
	Total		**4,301**

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

George Sharp, Plaintiff(s) vs. Stratos Renewables Corporation, Defendant(s)	CASE NO: A-21-835772-B DEPT. NO. Department 13

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/6/2022

Karen Foley	kfoley@mccnvlaw.com
L. Joe Coppedge	jcoppedge@mccnvlaw.com
Cristiana Lopez	clopez@mccnvlaw.com